Exhibit 99.1

IIOT-OXYS, Inc. CEO Discusses Exceeding Value and Potential of DOT Extension in Video Interview with

SmallCapVoice.com

CAMBRIDGE, MA / ACCESSWIRE / September 27, 2022 / IIOT-OXYS, Inc. (OTC PINK:ITOX) ("Oxys" or the "Company") announces the availability of a new interview with its CEO, Cliff Emmons, with SmallCapVoice.com Inc. ("SCV") to highlight the extension of the Company’s contract with a Department of Transportation (DOT) in a major northeast state.

Speaking with SCV’s Stuart Smith, Mr. Emmons provides an overview of the original contract and how the recent six-figure extension validates the value of Oxys’ bridge monitoring systems.

“The most important value we bring is that we provide information that cannot be seen or gathered through visual inspections,” he explains, moving on to describe what this means for the Company’s bottom line and future prospects in the U.S. and abroad. “We are extremely excited about the positive impact this contract has for solid revenue projections in 2022 and into the first half of 2023, but we're even more excited what this does for prospecting and potential future business. There's no better endorsement than a repeat customer.”

For more information on this project, listen to the full interview at: https://youtu.be/Ho2nJA_ZkkE

About IIOT-OXYS, Inc.

IIOT-OXYS, Inc. (OTC PINK: ITOX) is a technology company at the intersection of IIoT, AI & Machine Learning, Edge Computing and Manufacturing Operations. We provide actionable mission-critical insights for the Medical/Pharmaceutical, Manufacturing, Agriculture, Defense, and Structural Health, and other industries. IIOT-OXYS's edge computing open-source hardware and proprietary ML algorithms employ our Minimally Invasive Load Monitoring (MILM) technology to simply gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com.

CONTACT:

About SmallCapVoice.com

SmallCapVoice.com, Inc. is a recognized corporate investor relations firm, with clients nationwide, known for its ability to help emerging growth companies, small cap and micro-cap stocks build a following among retail and institutional investors. SmallCapVoice.com utilizes its stock newsletter to feature its daily stock picks, podcasts, as well as its clients' financial news releases. SmallCapVoice.com also offers individual investors all the tools they need to make informed decisions about the stocks in which they are interested. Tools like stock charts, stock alerts, and Company Information Sheets can assist with investing in stocks that are traded on the OTC Markets. To learn more about SmallCapVoice.com and its services, please visit https://www.smallcapvoice.com/small-cap-stock-otc-investor-relations-financial-public-relations/.

Socialize with SmallCapVoice and their clients at

Facebook: https://www.facebook.com/SmallCapVoice/

Twitter: https://twitter.com/smallcapvoice

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Forward-Looking Statements

This news release contains forward-looking statements that reflect Management's current views about future events and financial performance. Forward-looking statements often contain words such as ''expects,'' ''anticipates,'' ''intends,'' or ''believes.'' Our forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and events to differ materially from those projected in the forward-looking statements. Risks and uncertainties that could adversely affect us include, without limitation, the loss of major customers, our failure to obtain new contracts, our inability to patent products or processes, our infringement of patents held by others, our inability to finance our business and the other risks and uncertainties that are discussed in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this news release are made only as of the date of this news release. We undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

IIOT-OXYS, Inc.
Clifford L. Emmons
CEO
Contact@oxyscorp.com
www.oxyscorp.com

SmallCapVoice.com

Stuart T. Smith

512-267-2430

Info@SmallCapVoice.com

Source: IIOT-OXYS, Inc.

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